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                                                                Exhibit 23

      CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the incorporation by reference in this Annual Report (Form 10-K) of ALZA TTS Research Partners, Ltd. of our report dated February 13, 1997 included in the 1996 Financial Statements and Additional Information of ALZA TTS Research Partners, Ltd included at Exhibit 13.

                                    /s/ Ernst & Young LLP
                                    ---------------------
                                      Ernst & Young LLP


Palo Alto, California
March 26, 1997